Exhibit 99.1

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION INC. 2020 Investor Presentation TRI-STATE

Forward-looking statements detail our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, or intentions relating to acquisitions, closure of facilities, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes” and “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations and beliefs are expressed in good faith, and we believe there is a reasonable basis for them. However, we cannot provide certainty that management’s expectations and beliefs will be achieved. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Tri-State Investor Presentation |2

Power today, potential tomorrow We are Tri-State a wholesale power supplier operating on a not-for-profit basis to 42 electric cooperatives and public power districts across the Western United States. Together, we provide power to more than one million energy consumers in Colorado, Nebraska, New Mexico and Wyoming. 42 Members Tri-State’s member systems span areas in Colorado, Nebraska, New Mexico and Wyoming. 200,000 Square miles Approximate size of distribution cooperative retail service territory, larger than the size of California. We believe that reliable power is the lifeblood of the rural West, and is critical to the future of our communities. That’s why we’ve made it our mission to supply affordable, responsibly-generated power to the farms, ranches, resorts and small towns that our members serve. Our members are the sole state-certified providers of electric service to retail customers within their designated service territories. Tri-State Investor Presentation |3

Our Mission I '\'I'IIItI; . / To provide our member systems a relia1ble, affordable and responsible supply of electricity i1 n accordance with cooperative princi les. Tri-State Investor Presentation 14

Responsible Energy Plan In January 2020 we announced our Responsible Energy Plan to pursue a clean energy transition. The plan will help us expand renewable generation and reduce greenhouse gas emissions while ensuring reliable, affordable, and responsible electricity for our member cooperatives and public power districts, and for the communities they serve. Goals for our energy transition include: • Complying with environmental and renewable requirements • Reducing member rates • Preserving electric reliability/affordability • Maintaining the association’s financial strength Tri-State Investor Presentation |5

Responsible Energy Plan We’re eliminating 100% of emissions from our New Mexico coal facilities by the end of 2020 and from our Colorado coal facilities by 2030. In order to balance our generation assets we will be bringing more than a gigawatt of wind and solar resources online by 2024. Closures include: • Craig 1 by December 31, 2025 • Craig 2 by September 30, 2028 • Craig 3 and Colowyo mine by 2030 We’re providing retraining and transition support for employees affected by these changes as well as support for impacted communities to find meaningful economic development opportunities. Tri-State Investor Presentation |6

Responsible Energy Plan

By 2024, 50% of the energy our cooperative consumes will come from renewable resources. We will be adding six utility-scale solar projects and two utility-scale wind projects, bringing our system up to over two gigawatts of renewable energy by 2024.

1. **Niyol Wind**, a 200-MW project located in eastern Colorado in Highline Electric's service territory.
2. **Crossing Trails Wind**, a 104-MW project located in eastern Colorado in K.C. Electric's service territory.
3. **Escalante Solar**, a 200-MW project located in Continental Divide's service territory.
4. **Axial Basin Solar**, a 145-MW project in northwest Colorado in White River's service territory.
5. **Coyote Gulch Solar**, a 120-MW project located in southwest Colorado in La Plata's service territory.
6. **Dolores Canyon Solar**, a 110-MW project located in southwest Colorado in Empire's service territory.
7. **Spanish Peaks Solar**, a 100-MW project located in southern Colorado in San Isabel's service territory.
8. **Spanish Peaks Solar II**, a 40-MW project located in southern Colorado in San Isabel's service territory

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Responsible Energy Plan In 2019 our board approved a community solar garden program, which is in addition to the 5% self-supply provision of the wholesale power contracts. Each member is eligible to establish community solar gardens which may provide such member with up to 2% of its energy sales from Tri-State. Tri-State Investor Presentation |8

Our members

Colorado

EM Empire Electric Association, Inc., Cortez
GC Gunnison County Electric Association, Inc., Gunnison
HL Highline Electric Association, Holyoke
KC K.C. Electric Association, Inc., Hugo
LP La Plata Electric Association, Inc., Durango
MC Morgan County Rural Electric Association, Fort Morgan
MP Mountain Parks Electric, Inc., Granby
MV Mountain View Electric Association, Inc., Limon
PV Poudre Valley Rural Electric Association, Inc., Fort Collins
SI San Isabel Electric Association, Inc., Pueblo West
SV San Luis Valley Rural Electric Cooperative, Inc., Monte Vista
SM San Miguel Power Association, Inc., Nucla
SC Sangre de Cristo Electric Association, Inc., Buena Vista
SE Southeast Colorado Power Association, La Junta
UN United Power, Inc., Brighton
WR White River Electric Association, Inc., Meeker
YW Y-W Electric Association, Inc., Akron

Nebraska

CR Chimney Rock Public Power District, Bayard
MW Midwest Electric Cooperative Corporation, Grant
NW Northwest Rural Public Power District, Hay Springs
PH Panhandle Rural Electric Membership Association, Alliance
RS Roosevelt Public Power District, Scottsbluff
WB Wheat Belt Public Power District, Sidney

New Mexico

CN Central New Mexico Electric Cooperative, Inc., Mountainair
CO Columbus Electric Cooperative, Inc., Deming
CD Continental Divide Electric Cooperative, Inc., Grants
JM Jemez Mountains Electric Cooperative, Inc., Española
MO Mora-San Miguel Electric Cooperative, Inc., Mora
NR Northern Rio Arriba Electric Cooperative, Inc., Chama
OC Otero County Electric Cooperative, Inc., Cloudcroft
SR Sierra Electric Cooperative, Inc., Elephant Butte
SO Socorro Electric Cooperative, Inc., Socorro
SW Southwestern Electric Cooperative, Inc., Clayton
SP Springer Electric Cooperative, Inc., Springer

Wyoming

BH Big Horn Ruaral Electric Company, Basin
CB Carbon Power & Light, Inc., Saratoga
GL Garland Light & Power Company, Powell
HP High Plains Power, Inc., Riverton
HW High West Energy, Inc., Pine Bluffs
NB Niobrara Electric Association, Inc., Lusk
WL Wheatland Rural Electric Association, Wheatland
WY Wyrulec Company, Torrington

Non-Utility Members

Elligen Ranch Company
MIECO, Inc.
Olson's Greenhouses of Colorado, LLC

Our resources

1. **Headquarters and Operations Center**
   Westminster, Colorado
2. **Craig Station**
   Craig, Colorado
3. **Burlington Station**
   Burlington, Colorado
4. **J.M. Shafer Generating Station**
   Fort Lupton, Colorado
5. **Limon Generating Station**
   Limon, Colorado
6. **Frank R. Knutson Generating Station**
   Brighton, Colorado
7. **Rifle Generating Station**
   Rifle, Colorado
8. **Laramie River Station**
   Wheatland, Wyoming
9. **Pyramid Generating Station**
   Lordsburg, New Mexico
10. **David A. Hamil DC Tie**
    Stegall, Nebraska
11. **Springerville Generating Station**
    Springerville, Arizona
12. **Colowyo Mine**
    Meeker, Colorado
13. **Cimarron Solar***
    Springer, New Mexico
14. **Kit Carson Windpower***
    Burlington, Colorado
15. **Colorado Highlands Wind***
    Fleming, Colorado
16. **Carousel Wind**
    Burlington, Colorado
17. **San Isabel Solar***
    Trinidad, Colorado
18. **Alta Luna Solar***
    Deming, New Mexico
19. **Twin Buttes II Wind***
    Lamar, Colorado
20. **Crossing Trails Wind* (2020)**
    Seibert, Colorado
21. **Spanish Peaks Solar* (2023)**
    Trinidad, Colorado
22. **Niyol Wind* (2021)**
    Logan and Washington Counties, Colorado
23. **Spanish Peaks Solar II* (2023)**
    Las Animas County, Colorado
24. **Coyote Gulch Solar* (2023)**
    La Plata County
25. **Dolores Canyon Solar* (2023)**
    Dolores County, Colorado
26. **Axial Basin Solar* (2023)**
    Moffat County, Colorado
27. **Escalante Solar* (2023)**
    McKinley County, New Mexico

* pursuant to long-term power purchase contracts


WYOMING
NEBRASKA
COLORADO
NEW MEXICO

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2020 Generation Portfolio (as of Jan. 1, 2020) A diverse generation portfolio How we generate and purchase power is as important to our members as the transmission lines that deliver their electricity. Tri-State is able to meet our members’ needs by deploying an efficient fleet of owned generation resources, long-term purchase power contracts and market purchases. Our diverse generation portfolio leverages the West’s plentiful natural resources to generate reliable and affordable electricity for our membership. We manage risks and costs of power generation using base load-serving coal generating units, intermediate load-serving natural gas combined-cycle generating units, peak load-serving natural gas and oil combustion turbines, and renewable resources, including hydropower, wind and solar. To manage the costs of fuel supply, we use coal from Tri-State-owned mines and contract for other coal supplies through our cooperative network. 2025 Generation Portfolio (as of Jan. 1, 2025) *Numbers are estimates based on scheduled renewable completion dates. Tri-State Investor Presentation | 10

Our transmission lines span the West Reliable electricity hinges on our multi-state transmission network. It delivers electricity from our generation resources to our members’ consumers or to energy markets for sale. Our transmission network includes lines, substations, telecommunications, maintenance centers and field offices. Keeping the lights on for our members’ consumers means our transmission system must be maintained and invested in regularly. By owning most of our transmission network, we can more quickly add facilities and delivery points to serve our members’ growing energy loads. Tri-State continues to explore options to join a regional transmission organization (RTO) which would help us meet the goals of the Responsible Energy Plan and help to reduce member rates. An RTO in the Rocky Mountain Region would provide an efficient and cost-effective integration of new renewable generation, increased reliability and affordability and greater access to a much larger portfolio of renewable energy. Tri-State Investor Presentation | 11

FERC In 2019 our board took action to place Tri-State under wholesale rate regulation by the Federal Energy Regulatory Commission (FERC) by adding our first non-utility member. FERC regulation of our wholesale rates provides for a single, consistent rate regulator across all the states in which we operate and ensures greater certainty in our contracts and rate setting, as we increase members’ self-supply and local renewable energy opportunities. FERC rate regulation aligns Tri-State with rate regulation of other wholesale power providers. Tri-State Investor Presentation | 12

Long-term wholesale power contracts create a stable and predictable revenue stream Wholesale power contracts • 42 member contracts extend to 2050 Contract obligations • Contracts obligate Tri-State members to pay all of Tri-State’s costs and expenses, including debt service associated with owning and operating its power supply business Contract flexibility • Up to 2% additional community solar • Each member system has the option to provide up to 5% of its energy requirements from generation it owns or controls, such as distributed or renewable energy • As of July 1, 2020, 20 member systems have made such an election, totaling approximately 128 MW Tri-State Investor Presentation | 13

Contract Flexibility In 2019, our members approved amendments to our Bylaws to allow our board to establish one or more classes of membership in addition to our existing all-requirements class of membership. Our board has established a partial requirements membership class and non-utility membership class. This will allow us to improve and grow our membership base as we evolve into a twenty-first century G&T. Currently we have not signed any new partial requirement contracts with our utility members as they are still being developed. Tri-State Investor Presentation | 14

2019 Tri-State numbers Tri-State’s strong financial position provides the association with the continued ability to meet the future needs of the member distribution systems and their member-owners. Energy sales Net margin Energy sold to members Member coincident peak demand Tri-State Investor Presentation | 15

Healthy sales growth Over the last 10 years, Tri-State has experienced steady growth in both energy sales to our members and in member revenue. The diversity in consumer bases, economic sectors and climate and weather patterns of our members’ service territories minimizes volatility within our system. Member revenue Member MWhs Tri-State Investor Presentation | 16

Our master indenture Growing plant and increasing equity Tri-State’s master indenture provides for a lien over nearly all of our assets.* Debt issued under the indenture is secured equally and ratably with all other secured obligations. Pursuant to the indenture, we are required to meet two main financial covenants: a Debt Service Ratio (DSR) and an Equity to Capitalization Ratio (ECR). The DSR requirement of at least 1.10 ensures that we have adequate cash flow to cover our debt payments, and the ECR requirement of at least 18% ensures that we maintain a sufficient balance between debt and equity. *The master indenture does not provide a lien on the assets of our subsidiaries, including the Springerville Generating Station, the J.M. Shafer Generating Station or the Colowyo Coal Mine. The Springerville certificates are secured outside of the master indenture. DSR & ECR Tri-State has consistently maintained a debt service ratio well above the requirements of the master indenture. We have also steadily invested in assets while maintaining equity growth. Tri-State Investor Presentation | 17

Our financial goals

Our financial goals provide a cushion over our indenture requirements to collect margins, set rates and maintain a sound financial position. Our board of directors re-evaluates the policy periodically.

Debt service ratio
At least 1.185 in 2020 and increasing 0.005 each year until 1.20 is reached in 2023.

Equity as a % of total capitalization
At least 23.0% in 2020 and increasing 0.5% each year until 25.0% is achieved in 2024.

Debt ratings*
Achieve and maintain long-term senior secured debt ratings of at least "A" from S&P and Fitch and at least "A2" from Moody's.

Liquidity
Maintain 30-60 days of cash on hand and 100-300 days of liquidity on hand.

Deferred revenue and restricted cash goal
Recognize deferred revenue or defer revenue to achieve DSR equal to DSR goal and fund a restricted cash account to support deferred revenue balance.

For 2019, actual ECR was above our financial goal for the year.

* Current long-term senior secured debt ratings are "A3" by Moody's, "A-" by S&P and "A- " by Fitch. Current short-term ratings are "P-2" by Moody's, "A-2" by S&P and "F1" by Fitch.

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Total debt and equity Total capitalization (as of 6/30/20) Tri-State obtains capital through a variety of sources, including both public and private debt markets and margins. Additionally, we maintain equity at a level that provides for a healthy overall capital mix. We also manage interest rate risk by maintaining an appropriate balance between fixed rate and variable rate debt. Total debt Tri-State Investor Presentation | 19

Ourliquidity Tri-State is well-positioned to fund its ongoing operations and capital requirements. Tri-State Investor Presentation | 20

The road ahead Tri-State anticipates financing through a variety of sources, giving us flexibility around how we structure our debt portfolio in relation to interest rate risk, maturity profile and amortization structure. With our commitment to the cooperative business model and to serving our member systems, Tri-State stands apart from other utilities. Our liquidity, healthy sales growth and readiness to meet future obligations and challenges highlight our strong financial position. Our major financing sources • • • • • • Private placement SEC registered bonds CoBank CFC Credit facility Commercial paper Tri-State Investor Presentation | 21

Our different is better We are a member-owned cooperative This means we are not driven by profits; we’re driven by the communities we serve. Unlike investor-owned utilities (IOUs), we have: We are among the largest generation and transmission cooperatives in the country in terms of total assets, annual operating revenue, miles of transmission line owned, energy generation and sales. • No EPS targets Our equity levels • No high dividend payout ratios • No EPS-driven M&A activity Our equity is comprised solely of patronage capital, similar to retained earnings of a for-profit company. We don’t have paid-in capital on common stock. A valuable service Working with our member systems, we provide power to consumers in rural areas that IOUs and municipals have historically ignored. Cooperatives, on average, serve far fewer customers per mile. Cooperatives are not usually afforded the opportunity to serve highly populated areas and instead provide for those in more rural communities, where our services are absolutely vital. As a cooperative, everything we do is member-driven and member-focused. Our board of directors is made up of representatives from each of our 42 member systems, and with their guidance and governance, we continue to work with our member systems to serve the needs of communities and consumers across the West. Long-term wholesale power contracts Contracts obligate our member systems to pay all of our costs and expenses, including debt service, associated with owning and operating our power supply business. Within the last year we have worked with our members to work on creating more flexibility in our contracts to better serve the growing diversity of members. Tri-State Investor Presentation | 22

Tri-State credit strengths • Increasingly diverse generation fleet provides options for supplying power • Growing renewables portfolio, while maintaining reliability, supported by the to our member systems significant wind and solar resources available within our region • Extensive transmission network, which enables Tri-State to improve reliability and add resources in the future • Cost management and rate stabilization are essential for Tri-State to remain a competitive power supplier to our member systems, and our operating expenses have remained flat over the past four years • Long-term wholesale power contracts for at least 95% of each member system’s energy requirements to 2050 with 42 of our members • Mitigated cost pressures with no Class A rate increase for 2018, 2019, or 2020 • Safety record remains better than the national average • Our ultimate objective is to reduce rates in the next several years. Tri-State Investor Presentation | 23

P.O. Box 33695, Denver, CO 80233 www.tristate.coop